EXHIBIT 10.13

AMENDMENT LETTER NO. 3

                                Dated as of April 7, 2003

To the Managing Agents, the Program Agent

and the Trustee

Ladies and Gentlemen:

We refer to the Series 2001-1-VFC Supplement dated as of August 24, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Supplement"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Stage Receivable Funding LP, as the Transferor, Specialty Retailers (TX) LP, as the Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as the Trustee.

It is hereby agreed by you and us that, effective as of the date of this amendment letter (this "Amendment"), the Supplement is hereby amended as follows:

(a) The definition of "Required Enhancement Amount" contained in Section 2 of the Supplement is deleted in its entirety and the following substituted therefor:

"Required Enhancement Amount" shall mean, with respect to any date of determination, an amount equal to (x) 22% (or such lower percentage as may be agreed in writing among the Transferor, all of the Managing Agents and the Program Agent) times (y) the Invested Amount on such date.

(b) Section 10(h) is amended, for the period from the date hereof to August 21, 2003 only, by deleting "15.00%" therefrom and substituting "17.00%" therefor.

This Amendment shall become effective as of the date first above written when, and only when (x) the Program Agent shall have received (i) counterparts of this Amendment executed by the Transferor, the Servicer, the Trustee, Citicorp North America, Inc. and Fleet Securities, Inc., as the sole Managing Agents and Citicorp North America, Inc., as the Program Agent and (ii) the consent and agreement attached hereto executed by the Parent and (y) the Transferor shall have paid to the Program Agent all fees, costs and expenses of the Program Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Program Agent).

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Trustee, any Class A Conduit Purchaser, any Class A Committed Purchaser, any Managing Agent or the Program Agent under the Supplement or any related instrument or agreement, nor constitute a waiver of any provision of the Supplement or any related instrument or agreement.

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

By its execution below, the Transferor confirms that it is the sole Holder of the Exchangeable Transferor Certificate. By their execution below, Citicorp North America, Inc. and Fleet Securities, Inc., as the sole Managing Agents, confirm that (a) their consent (as evidenced by such execution below) to the terms of this Amendment constitutes satisfaction of the Rating Agency Condition for purposes of Series 2001-1-VFC and (b) they are the sole Holders of Series 2001-1-VFC Certificates for the sole benefit of (i) in the case of the Series 2001-1-VFC Certificate held by Citicorp North America, Inc., Corporate Receivables Corporation, Citibank, N.A. and Bank Hapoalim B.M., and (ii) in the case of the Series 2001-1-VFC Certificate held by Fleet Securities, Inc., Blue Keel Funding, LLC, and Fleet National Bank.

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If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of the attached agreement to this Amendment.

                                                                Very truly yours,

                                                                                    STAGE RECEIVABLE FUNDING LP,

                                                                                     as Transferor

    By Stage Receivable Mgmt LLC,

    its general partner

   By: /s/ Richard E. Stasyszen

   Name:  Richard E. Stasyszen

   Title: Manager

  SPECIALTY RETAILERS (TX) LP,

  as Servicer

  By SRI General Partner LLC,

  its general partner

                                                                                  By: /s/ Richard E. Stasyszen

  Name: Richard E. Stasyszen

  Title: Manager

Acknowledged and Agreed:

DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), not in its individual capacity but solely as the Trustee for Stage Stores Master Trust

                                                                          By: /s/ Louis Bodi

                                                                          Name: Louis Bodi

                                                                          Title: Vice President

                                                   CITICORP NORTH AMERICA, INC.,
                                                   as Program Agent and as a Managing Agent

                                                   By: /s/ Susan Olsen

                                                   Name: Susan Olsen

                                                   Title: Vice President

                                                   FLEET SECURITIES, INC.,

                                                   as a Managing Agent

                                                   By: /s/ Dawn Gillette

           Name: Dawn Gillette

           Title: Vice President

CONSENT AND AGREEMENT

Dated as of April 7, 2003

The undersigned, as the Parent under and as defined in the Parent Undertaking Agreement dated as of August 24, 2001 (the "Parent Undertaking"), in favor of the Trustee (as such term is defined in the Supplement), hereby consents and agrees to the foregoing Amendment Letter No. 3 (the "Amendment") and also agrees that notwithstanding the effectiveness of such Amendment, the Parent Undertaking is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each direct or indirect reference in the Parent Undertaking to the Supplement, shall mean and be a reference to the Supplement as modified by such Amendment.

                                                                                STAGE STORES, INC.

                                                                                /s/ Richard E. Stasyszen

                                                                                By: Richard E. Stasyszen

                                                                                Title: SVP, Finance and Controller